UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 9, 2009
REHABCARE GROUP, INC.
(Exact name of Company as specified in its charter)

Delaware	001-14655	51-0265872
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7733 Forsyth Boulevard
Suite 2300
	St. Louis, Missouri	63105
	(Address of principal executive offices)	(Zip Code)
(800) 677-1238
(Company’s telephone number, including area code)
Not applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 3, 2001, RehabCare Group, Inc. (the “Company”) adopted amendments to its Restated Certificate of Incorporation, effective on that date, increasing the total number of authorized shares of stock from 30,000,000 to 70,000,000 shares and increasing the total number of authorized shares of its common stock, $.01 par value per share, from 20,000,000 to 60,000,000 shares. A copy of the Certificate of Amendment of Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. The approval by the Company’s stockholders of the increase in the total number of authorized shares of stock and total number of authorized shares of its common stock was previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001, filed with the Securities and Exchange Commission (the “Commission”) on March 9, 2001.
Item 8.01 Other Events.
     As previously announced, on November 3, 2009, the Company and certain of its subsidiaries entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Triumph HealthCare Holdings, Inc. (“Triumph”) and TA Associates, Inc., whereby RehabCare Merger Sub Corporation, a newly formed, indirect, wholly-owned subsidiary of the Company will merge with and into Triumph (the “Merger”), with Triumph surviving as a wholly-owned, indirect subsidiary of the Company. Certain pro forma financial statements of the Company related to the Merger and certain historical audited consolidated financial statements and unaudited condensed consolidated financial statements of Triumph that have not been previously publicly reported are attached as exhibits hereto and are being filed with the Commission for purposes of incorporating such pro forma financial statements of the Company and historical audited consolidated financial statements and unaudited condensed consolidated financial statements of Triumph into the Company’s registration statement on Form S-3 (Registration No. 333-162406), as amended and supplemented to date, filed with the Commission on October 9, 2009 and declared effective on October 26, 2009, and the Company’s registration statement on Form S-3 (Registration No. 333-160574), as amended and supplemented to date, filed with the Commission on July 14, 2009 and declared effective on July 29, 2009.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     (1) The consent of Ernst & Young LLP, independent auditors to Triumph HealthCare Holdings, Inc. and Subsidiaries, is filed as Exhibit 23.1 and incorporated herein by reference.
     (2) The audited consolidated balance sheets of Triumph HealthCare Holdings, Inc. and Subsidiaries at December 31, 2008 and December 31, 2007 and the audited consolidated statements of operations, statements of equity (deficit) and statements of cash flows for each of the three years in the period ended December 31, 2008, and the notes related thereto are filed as Exhibit 99.1 and incorporated herein by reference.
     (3) The unaudited condensed consolidated balance sheets of Triumph HealthCare Holdings, Inc. and Subsidiaries at September 30, 2009 and December 31, 2008 and the unaudited condensed consolidated statements of operations, statement of equity (deficit) and statements of cash flows for the nine months ended September 30, 2009 and September 30, 2008, and the notes related thereto are filed as Exhibit 99.2 and incorporated herein by reference.
(b) Pro Forma Financial Information
     (1) The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, and the notes related thereto are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation

23.1	The consent of Ernst & Young LLP, independent auditors to Triumph HealthCare Holdings, Inc. and Subsidiaries, is filed as Exhibit 23.1 and incorporated herein by reference.

99.1	The audited consolidated balance sheets of Triumph HealthCare Holdings, Inc. and Subsidiaries at December 31, 2008 and December 31, 2007 and the audited consolidated statements of operations, statements of equity (deficit) and statements of cash flows for each of the three years in the period ended December 31, 2008, and the notes related thereto.

99.2	The unaudited condensed consolidated balance sheets of Triumph HealthCare Holdings, Inc. and Subsidiaries at September 30, 2009 and December 31, 2008 and the unaudited condensed consolidated statements of operations, statement of equity (deficit) and statements of cash flows for the nine months ended September 30, 2009 and September 30, 2008, and the notes related thereto.

99.3	The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, and the notes related thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 9, 2009

REHABCARE GROUP, INC.
By:	/s/ Jay W. Shreiner
Name:	Jay W. Shreiner
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation

23.1	The consent of Ernst & Young LLP, independent auditors to Triumph HealthCare Holdings, Inc. and Subsidiaries, is filed as Exhibit 23.1 and incorporated herein by reference.

99.1	The audited consolidated balance sheets of Triumph HealthCare Holdings, Inc. and Subsidiaries at December 31, 2008 and December 31, 2007 and the audited consolidated statements of operations, statements of equity (deficit) and statements of cash flows for each of the three years in the period ended December 31, 2008, and the notes related thereto.

99.2	The unaudited condensed consolidated balance sheets of Triumph HealthCare Holdings, Inc. and Subsidiaries at September 30, 2009 and December 31, 2008 and the unaudited condensed consolidated statements of operations, statement of equity (deficit) and statements of cash flows for the nine months ended September 30, 2009 and September 30, 2008, and the notes related thereto.

99.3	The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, and the notes related thereto.